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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      DECEMBER 15, 1994


COMMISSION FILE NUMBER: 1-11311

                            LEAR SEATING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                     13-3386776
  (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                      Identification No.)

  21557 TELEGRAPH ROAD, SOUTHFIELD, MI                       48034
(Address of principal executive offices)                   (zip code)

                                 (810) 746-1500
              (Registrant's telephone number, including area code)


                                   NO CHANGE
         (Former name or former address, if changes since last report)
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         The purpose of this Amendment No. 2 is amend the exhibits to the
Registrant's Current Report on Form 8-K dated December 15, 1994, by filing the required financial statements for the acquired businesses.

ITEM 7:   Financial Statements, Pro Forma Financial Information and Exhibits:

            B.  Exhibits

                99.1      Combined financial statements of Fiat Seat Business





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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



LEAR SEATING CORPORATION


Dated: August 11, 1995                   By:  /s/  James H. Vandenberghe
                                              James H. Vandenberghe
                                              Executive Vice President
                                              Chief Financial Officer





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